Exhibit 10.1

EXTENSION AGREEMENT AND AMENDMENT NO. 2 TO AMENDED AND
RESTATED CREDIT AGREEMENT

This EXTENSION AGREEMENT AND AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated effective as of January 25, 2016 (the “Effective Date”), is by and among Rowan Companies, Inc., a Delaware corporation (the “Borrower”), Rowan Companies plc, an English public limited company (the “Parent”), the other Guarantors, the Lenders party hereto, and Wells Fargo Bank, National Association, as an issuing lender, as swing line lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Whereas, the Borrower, the lenders party thereto immediately prior to the effectiveness of this Amendment (the “Existing Lenders”), and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of January 23, 2014, (as amended by the Commitment Increase and Extension Agreement and Amendment No. 1 dated as of May 5, 2015, and as the same may be further amended, restated, or otherwise modified from time to time, the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein);

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to request an extension of the Revolving Credit Maturity Date;

WHEREAS, the Lenders party hereto have agreed to extend the Revolving Credit Maturity Date of their respective Revolving Commitments as more particularly set forth herein; and

WHEREAS, the Borrower, the Administrative Agent, and the Lenders party hereto have agreed to make certain amendments to the Credit Agreement, each as provided for herein.

Now, Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Consent to Extension of Revolving Credit Maturity Date. Upon the effectiveness of this Amendment pursuant to Section 3 below, the Revolving Credit Maturity Date of the Revolving Commitments of the Lenders who have severally agreed to extend their respective Revolving Commitments (each an “Extending Lender” and, collectively, the “Extending Lenders”) is hereby extended to January 23, 2021, as set forth on Schedule II to the Credit Agreement attached hereto, which shall constitute an amendment and restatement of Schedule II to the Credit Agreement. The Revolving Credit Maturity Date with respect to the Revolving Commitments of each other Lender, if any, shall remain unchanged as set forth on such amended and restated Schedule II to the Credit Agreement. The extension of the Revolving Credit Maturity Date on the Effective Date as set forth in this Section 1 shall be deemed to constitute an exercise of the Borrower’s right to request an extension pursuant to Section 2.19 of the Credit Agreement and the Extension Effective Date of such extension of the Revolving Credit Maturity Date shall be deemed to be the Effective Date; provided, that, for the avoidance of doubt, no further one-year extensions shall be permitted pursuant to the Credit Agreement after the Effective Date. The requirements of Section 2.19 of the Credit Agreement with respect to notices and timing are hereby waived by all parties hereto with respect to the extension described in this Section 1.

Section 2. Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 3 of this Amendment, and, unless otherwise specified, effective as of the Effective Date, the Credit Agreement is amended as follows:

(a) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Section 1.1 of the Credit Agreement is hereby further amended by replacing in its entirety clause (d) of the defined term “Defaulting Lender” with the following:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority unless such equity interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority) to reject, repudiate, disavow, or disaffirm any contracts or agreements made by such Person, or (iv) become the subject of a Bail-In Action.

(c) Section 2.17(a)(iv) (Reallocation of Ratable Portions to Reduce Fronting Exposure) is hereby amended by replacing in its entirety the last sentence of such clause with the following:

Subject to Section 9.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(d) Article IV of the Credit Agreement is hereby amended by adding the following Section 4.20:

4.20 EEA Financial Institutions. Neither the Parent nor any Subsidiary is an EEA Financial institution.

(e) Article IX of the Credit Agreement is hereby amended by adding the following Section 9.22:

9.22 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 3. Conditions Precedent. This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Date, duly executed by all the parties thereto, each in form and substance reasonably satisfactory to the Administrative Agent:

(1) counterparts of this Amendment duly executed by the Borrower, the Majority Lenders, and the Administrative Agent;

(2) a certificate from a Responsible Officer of the Borrower and the Parent dated as of the Effective Date stating that, both before and after giving effect to this Amendment, (i) the representations and warranties made by any Credit Party set forth in the Credit Documents are true and correct in all material respects on and as of the Effective Date; provided that (A) to the extent any representation and warranty is qualified as to “Material Adverse Change” or otherwise as to materiality, such representation and warranty is true and correct in all respects, (B) to the extent that such representation or warranty relates to an earlier date, it shall be true and correct only as of such specified date, (C) the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to Sections 5.2(a) and (b), respectively, of the Credit Agreement, and (D) the representation and warranty contained in Section 4.4(b) of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to Section 5.2(a) of the Credit Agreement and (ii) no Default shall have occurred and be continuing;

(3) a secretary’s certificate from each Credit Party certifying such Person’s (a) officers’ incumbency, (b) authorizing resolutions and (c) organizational and governing documents;

(4) a certificate from a Responsible Officer of the Borrower dated the Effective Date and certifying that the conditions of Section 2.19 of the Credit Agreement with respect to the extension of the Revolving Credit Maturity Date (other than with respect to notices and timing), have been satisfied;

(5) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Credit Parties; and

(6) such other documents and governmental certificates as the Lender Parties may reasonably request.

(b) Payment of Fees and Expenses. On the Effective Date, the Borrower shall have paid the fees required to be paid to the Administrative Agent and the Lenders, including, without limitation, (i) the fees set forth in that certain Fee Letter dated as of January 11, 2016 among Wells Fargo Bank, National Association, Wells Fargo Securities, LLC and the Borrower and (ii) all other costs and expenses which are payable pursuant to Sections 2.11 and 9.1(a) of the Credit Agreement.

Section 4. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent that, as of the date hereof: (a) the representations and warranties made by such Credit Party in the Credit Documents are true and correct in all material respects on and as of the Effective Date; provided that (i) to the extent any representation and warranty is qualified as to “Material Adverse Change” or otherwise as to materiality, such representation and warranty is true and correct in all respects, (ii) to the extent that such representation or warranty relates to an earlier date, it shall be true and correct only as of such specified date, (iii) the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to Sections 5.2(a) and (b), respectively, of the Credit Agreement, and (iv) the representation and warranty contained in Section 4.4(b) of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to Section 5.2(a) of the Credit Agreement; (b) the execution, delivery and performance of this Amendment are within the limited liability company or corporate power and authority of such Credit Party and have been duly authorized by appropriate limited liability company and corporate action and proceedings; (c) this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and no portion of the Obligations are subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; and (d) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment.

Section 5. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty to which it is a party are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in such Guaranty), and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 6. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is, for the avoidance of doubt, a Credit Document under the Credit Agreement. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor, except as herein provided, constitute a waiver of any provision of the Credit Agreement or any Credit Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Transmission by facsimile or electronic transmission (e.g., PDF) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed as of the Effective Date.

BORROWER:

ROWAN COMPANIES, INC.

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

ROWAN COMPANIES PLC

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ROWAN FINANZ S.à r.l., a Luxembourg private limited liability company

By:	/s/ Martinus Cornelis Johannes Weijermans
Name:	Martinus Cornelis Johannes Weijermans
Title:	Category B Manager

Signature Page to Amendment Rowan Companies, Inc.

ATLANTIC MARITIME SERVICES LLC, a Delaware limited liability company

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	Vice President and Treasurer

Rowan 350 Slot Rigs, Inc.
a Delaware corporation

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	President and Treasurer

ROWAN FINANCE LLC
a Delaware limited liability company

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	Vice President and Treasurer

Signature Page to Amendment Rowan Companies, Inc.

LENDER PARTIES:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, an Issuing Lender, a Lender and an Extending Lender

By:	/s/ C. David Allman
Name:	C. David Allman
Title:	Managing Director

Signature Page to Amendment Rowan Companies, Inc.

DNB CAPITAL LLC,
as a Lender and Extending Lender

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	Philippe Wulfers
Name:	Philippe Wulfers
Title:	Vice President

DNB BANK ASA, NEW YORK BRANCH,
as an Issuing Lender and Extending Lender

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	Vice President

Signature Page to Amendment Rowan Companies, Inc.

the BANK OF TOKYO-MITSUBISHI UFJ, ltd.,
as an Issuing Lender, a Lender and Extending Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to Amendment Rowan Companies, Inc.

BANK OF AMERICA, N.A.,
as an Issuing Lender, a Lender and Extending Lender

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

Signature Page to Amendment Rowan Companies, Inc.

barclays bank plc,
as an Issuing Lender, a Lender and Extending Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

Signature Page to Amendment Rowan Companies, Inc.

citibank, N.A.,
as an Issuing Lender, a Lender and Extending Lender

By:	/s/ Jim Reilly
Name:	Jim Reilly
Title:	Vice President

Signature Page to Amendment Rowan Companies, Inc.

hsbc bank usa, n.A.,
As a Lender and Extending Lender

By:	/s/ Koby West
Name:	Koby West
Title:	Vice President

Signature Page to Amendment Rowan Companies, Inc.

ZB, N.A. dba AMEGY BANK
as a Lender and Extending Lender

By:	/s/ James C. Day
Name:	James C. Day
Title:	Senior Vice President

Signature Page to Amendment Rowan Companies, Inc.

GOLDMAN SACHS BANK USA,
as a Lender and Extending Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Amendment Rowan Companies, Inc.

bank of nova scotia,
as an Lender and Extending Lender

By:	/s/ J. Frazell
Name:	J. Frazell
Title:	Director

Signature Page to Amendment Rowan Companies, Inc.

deutsche bank ag new york branch
as a Lender and Extending Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment Rowan Companies, Inc.

SCHEDULE II

LENDER	NON-EXTENDE D CMMITMENT	EXTENDE D RVOLVING COMMITMENT	AGGREGAT E RVOLVING COMMITMENT	REVOLVING CREDIT MATURITY DATE
Wells Fargo Bank, National Association	$0	$150,714,285.74	$150,714,285.74	January 23, 2021
Bank of America, N.A.	$0	$150,714,285.71	$150,714,285.71	January 23, 2021
Barclays Bank PLC	$0	$150,714,285.71	$150,714,285.71	January 23, 2021
Citibank, N.A.	$0	$150,714,285.71	$150,714,285.71	January 23, 2021
DNB Capital LLC	$0	$150,714,285.71	$150,714,285.71	January 23, 2021
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$0	$150,714,285.71	$150,714,285.71	January 23, 2021
Goldman Sachs Bank USA	$0	$105,000,000.00	$105,000,000.00	January 23, 2021
HSBC Bank USA, N.A.	$0	$100,000,000.00	$100,000,000.00	January 23, 2021
Deutsche Bank AG, New York Branch	$0	$100,000,000.00	$100,000,000.00	January 23, 2021
Bank of Nova Scotia	$0	$45,000,000	$45,000,000	January 23, 2021
Amegy Bank National Association	$0	$35,000,000	$35,000,000	January 23, 2021
Royal Bank of Canada	$150,714,285.71	$0	$150,714,285.71	January 23, 2020
Mizuho Bank, Ltd.	$60,000,000	$0	$60,000,000	January 23, 2019
Total	$210,714,285.71	$1,289,285,714.29	$1,500,000,000

Schedule II